UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2023

GSR II Meteora Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3203989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

418 Broadway, Suite N Albany, New York	12207
(Address of Principal Executive Offices)	(Zip Code)

(561) 532-4682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one warrant and one sixteenth of one right	GSRMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GSRM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GSRMW	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one share of Class A common stock	GSRMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Credit Agreement

On June 23, 2023, Lux Vending, LLC, a Georgia limited liability company (“BT OpCo”), entered into that certain Amended and Restated Credit Agreement (“Amended and Restated Credit Agreement”) among BT OpCo, as borrower, BT Assets, Inc., a Delaware corporation (“BT Assets”), as guarantor, the subsidiary guarantors party thereto, the financial institutions and institutional investors from time to time party thereto, as lenders, and Silverview Credit Partners, LP, as administrative agent, which provides BT OpCo with a $20,750,000 term loan (the “Term Loan”) and allows for, inter alia, entry into the Transaction (as defined in the Amended and Restated Credit Agreement). The Term Loan is guaranteed by BT Assets and certain of our subsidiaries and is collateralized by substantially all of the assets of BT OpCo, BT Assets and those certain subsidiaries. The Maturity Date is June 23, 2026 (the “Maturity Date”). Borrowings under the Term Loan bear interest at a rate of 17.0% per annum.

Commencing with the six-month period ending December 15, 2023, BT OpCo is required to make fixed principal repayments on the last day of each six-month period ending on December 15 or June 15 of each fiscal year. BT OpCo is required to pay interest monthly and on each prepayment date. The outstanding principal amount plus accrued and unpaid interest (if any), together with additional amounts required under the Amended and Restated Credit Agreement shall be paid in full on the Maturity Date.

The Amended and Restated Credit Agreement contains certain affirmative and negative covenants customary for financings of this type, including compliance with a minimum cash balance of $2.5 million as of the end of each fiscal quarter commencing on September 30, 2023 and a maximum consolidated total leverage ratio, for the four (4) consecutive fiscal quarters preceding the measurement date, of (i) 3.50 to 1.00 as of September 30, 2023, (ii) 3.25 to 1.00 as of March 31, 2024, (iii) 3.00 to 1.00 as of September 30, 2024, (iv) 2.75 to 1.00 as of March 31, 2025, and (v) 2.50 to 1.00 as of September 30, 2025, and March 31, 2026.

The foregoing description of the Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Credit Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 8.01	Other Events.

On June 28, 2023, GSR II Meteora Acquisition Corp. (the “Company”) will convene a special meeting of stockholders (the “Special Meeting”) to vote on certain proposals including a proposal to approve and adopt the Transaction Agreement, dated as of August 24, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among the Company, GSR II Meteora Sponsor LLC (the “Sponsor”), BT OpCo, BT HoldCo LLC (“BT HoldCo”) and BT Assets, and the transaction contemplated thereunder (such transactions, the “Business Combination” and the proposal the “Business Combination Proposal”). The Business Combination Proposal and such other proposals are described in more detail in the Company’s definitive proxy statement dated June 16, 2023. In connection with the Business Combination Proposal, stockholders of the Company received a right to redeem their shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). The deadline to submit such redemptions was 5:00 p.m. Eastern time on June 26, 2023.

In connection with the Business Combination Proposal, the Company received redemption requests for 3,686,863 shares of Class A Common Stock. As of June 26, 2023, 3,455,156 shares of Class A Common Stock remained following the submission and non-reversal of the aforementioned redemption requests. Holders of the Company’s Class A Common Stock who previously submitted a redemption request may reverse such redemption request at any time prior to the Special Meeting and, accordingly, the number of shares of Class A Common Stock outstanding may change.

As of June 26, 2023, which is the redemption deadline, the final amount remaining in the trust account is $36,196,214.26 or $10.4760 per share, following redemptions, which will be contributed to the Business Combination.

The disclosure on pages 12 and 118 of the definitive proxy dated June 16, 2023 regarding the redemption of the Company’s public warrants is hereby replaced with the description of the redemption of the Company’s public warrants set forth in the prospectus dated February 24, 2022.

Important Information About the Business Combination and Where to Find It

The Business Combination will be submitted to the stockholders of the Company for their consideration. The Company has filed a definitive proxy statement of the Company with the Securities and Exchange Commission (the “SEC”), copies of which were mailed to all Company stockholders of record as of June 1, 2023, the record date established for voting on the proposed Business Combination, beginning on or about June 16, 2023. The Company also plans to file other documents with the SEC regarding the Business Combination. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about the Company, Company, BT HoldCo, BT OpCo, BT Assets and the proposed Business Combination. Stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gatewayir.com.

Participants in the Solicitation

The Company, BT HoldCo, BT OpCo, BT Assets and certain of their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination is set forth in the Company’s definitive proxy statement that has been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the definitive proxy statement and other relevant materials filed with the SEC. Stockholders, potential investors and other interested persons should read the definitive proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BT HoldCo, BT Assets, BT OpCo and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of the Company is not obtained; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to the combined company; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; the combined company’s ability to manage future growth; the combined company’s ability to develop new products and services, bring them to market in a timely manner, and make enhancements to its business; the effects of competition on the combined company’s future business; the amount of redemption requests made by the Company’s public stockholders; the ability of the Company or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the definitive proxy statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of BT HoldCo, BT Assets, BT OpCo or the Company presently knows or that BT HoldCo, BT Assets, BT OpCo and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s expectations, plans or forecasts of future events and views as of the date hereof. BT HoldCo, BT Assets, BT OpCo and the Company anticipate that subsequent events and developments will cause BT HoldCo, BT Assets’, BT OpCo’s and the Company’s assessments to change. However, while BT HoldCo, BT Assets, BT OpCo and the Company may elect to update these forward-looking statements at some point in the future, BT HoldCo, BT Assets, BT OpCo and the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the proposed Business Combination or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Credit Agreement

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2023

GSR II METEORA ACQUISITION CORP.

By:	/s/ Gus Garcia
Name:	Gus Garcia
Title:	Co-Chief Executive Officer